UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 16, 2015

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio		43085
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition. and
Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On December 16, 2015, Worthington Industries, Inc. (the "Registrant") issued a news release reporting results for the three- and six-month periods ended November 30, 2015.  A copy of the news release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.

(a)-(c)            Not applicable.
(d)            Exhibits:
Exhibit No.   Description

99.1                  News Release issued by Worthington Industries, Inc. on December 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         WORTHINGTON INDUSTRIES, INC.

Date:  December 17, 2015                                                                                                                                                                                               By:  /s/Dale T. Brinkman
                                                                 Dale T. Brinkman, Vice President-Administration,
                                                                General Counsel and Secretary